SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2004

                                    HEI, Inc.
               (Exact name of Registrant as Specified in Charter)

          Minnesota                           0-10078            41-0944876
----------------------------                -----------        -------------
(State or Other Jurisdiction                (Commission        (IRS Employer
     of Incorporation)                      File Number)     Identification No.)

         PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386
         --------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (952) 443-2500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

      On July 13, 2004, HEI, Inc. ("the Company") today announced results for its third quarter of fiscal 2004, which ended May 29, 2004.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.

            Not Applicable.

      (b)   Pro Forma Financial Information.

            Not Applicable.

      (c)   Exhibits:

            99.1 Press Release dated July 13, 2004, regarding the Company announcing results for its third quarter of fiscal 2004, which ended May 29, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HEI, INC.

Dated:  July 13, 2004                            By /s/ Douglas Nesbit
                                                    ----------------------------
                                                    Douglas Nesbit
                                                    Its: Chief Financial Officer

                                  Exhibit Index

            99.1 Press Release dated July 13, 2004, regarding the Company announcing results for its third quarter of fiscal 2004, which ended May 29, 2004.